 Exhibit 99.1

Capitol Acquisition Corp. II to Merge with Lindblad Expeditions

Merger to expand Lindblad and National Geographic global leadership in expedition travel

Transaction will provide capital and financial flexibility to accelerate Lindblad’s growth

Combined company well positioned to tap into large opportunity in one of the fastest growing segments in the travel industry

Investor conference call scheduled for Tuesday, March 10, at 4:30 p.m. EDT

NEW YORK and WASHINGTON, March 10, 2015 -- Lindblad Expeditions, Inc. (“Lindblad”), a global leader in expedition cruising and extraordinary adventure travel experiences, and Capitol Acquisition Corp. II (NASDAQ: CLAC; “Capitol”), a public investment vehicle formed for the purpose of effecting a merger, acquisition or similar business combination, announced that they have entered into a definitive agreement to merge in a transaction valued at approximately $439 million. The combined company intends to be listed on the NASDAQ Stock Market and be renamed Lindblad Expeditions Holdings, Inc. following completion of the merger. The combined company will continue to be led by Lindblad President and Founder Sven-Olof Lindblad and the current Lindblad management team.

For close to 40 years, Lindblad has provided expedition travel cruises featuring up-close encounters with wildlife and nature in some of the world’s most remarkable places, including the Galapagos, Antarctica, the Arctic, the Amazon, Alaska, and unique curated expeditions in Europe. Lindblad’s voyages allow guests to interact with and learn from world class scientists, naturalists, explorers and photographers while discovering stunning natural environments, above and below the sea, through state-of-the-art exploration tools.

“We created Capitol with the express purpose of investing in a company that will generate superior long-term returns for shareholders,” said Mark Ein, Chairman and Chief Executive Officer of Capitol. “Expedition travel is among the fastest growing segments in the travel industry. With its well-established brand, long-term National Geographic partnership, deep management experience and strong consumer franchise in this sector, Lindblad is exactly the kind of investment opportunity that we were looking for. The company has significant excess demand for its voyages and we believe our merger will provide substantial new resources to position the company for accelerated future growth.”

Lindblad is a leader in one of the fastest growing market segments in the travel industry. Adventure travel grew 65 percent annually from 2009 to 2012 into an approximately $263 billion industry, according to the Adventure Tourism Market Study conducted by George Washington University and the Adventure Travel Trade Association (ATTA). Meanwhile, according to the Cruise Lines International Association (CLIA) Cruise Industry Outlook for 2015, specialty cruises grew by roughly 21 percent annually from 2009 to 2014 estimates and are expected to continue to experience double-digit passenger growth.

“We are excited to partner with Capitol Acquisition Corp. II in a transaction that will position Lindblad to move into a new phase in our history and pursue future growth opportunities as a public company,” said Sven-Olof Lindblad. “The additional resources and strong balance sheet will allow us to meet increasing guest demand by expanding our fleet with new vessels and opportunistically seeking accretive strategic acquisitions.”

Lindblad benefits from a long-standing exclusive strategic partnership for travel on ocean-going ships with National Geographic based on a shared heritage and passion for exploration. Since 2004, Lindblad and National Geographic have collaborated on exploration, research, technology and conservation, providing extraordinary travel experiences and disseminating geographic knowledge around the globe. National Geographic photographers and explorers join many Lindblad trips to help maximize traveler enjoyment. In conjunction with the closing of the merger, Lindblad and National Geographic will extend their partnership until December 31, 2025.

“We are thrilled to extend our important partnership with Lindblad Expeditions and support this transaction that will enable Lindblad and our joint offerings to significantly grow in the future. The relationship is based on shared core values which go to the core of National Geographic's mission to promote the power of exploration, science and storytelling to change the world,” said Gary E. Knell, President and CEO, National Geographic Society.

Summary of Transaction

Under the terms of the proposed business combination, Capitol will become the owner of all of the equity of Lindblad and will be renamed Lindblad Expeditions Holdings, Inc. The business combination is valued at approximately $439 million on an enterprise value basis implying a multiple of 9.8x projected 2015 Adjusted EBITDA and 8.5x projected 2016. The current stockholders of Capitol and the current owners of Lindblad will hold approximately 50% and 49%, respectively, of the issued and outstanding shares of the combined company’s common stock including in-the-money options, with the Lindblad Expeditions- National Geographic Joint Fund for Exploration and Conservation owning approximately 1%. Among the Lindblad current owners, President and Founder Sven-Olof Lindblad will hold approximately 29% of the issued and outstanding shares of the combined company’s common stock including in-the-money options. The current owners of Lindblad also will receive $90 million in cash at closing.

Lindblad is committed to inspiring people to explore and care about the planet. In that spirit and in connection with the transaction, the founders of Capitol will make a charitable contribution of 500,000 shares of Capitol common stock to the Lindblad Expeditions-National Geographic Joint Fund for Exploration and Conservation. Prior to this donation, the fund had raised nearly $10 million in collaboration with Lindblad’s guests since 1997 to support local conservation and environmental stewardship efforts in the regions where Lindblad travels.

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The boards of directors of both Capitol and Lindblad have unanimously approved the proposed transaction. Completion of the transaction, which is expected in May 2015, is subject to approval by Capitol stockholders and other customary closing conditions.

For additional information on the transaction, see Capitol’s Current Report on Form 8-K, which will be filed promptly and which can be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. are acting as capital markets advisors. Latham & Watkins LLP and Graubard Miller are advising Capitol. Foley & Lardner LLP and Skadden, Arps, Slate, Meagher & Flom LLP are advising Lindblad.

Capitol intends to file a proxy statement with the Securities and Exchange Commission (“SEC”) to be used at its special meeting of stockholders in lieu of an annual meeting to approve the proposed transaction with Lindblad. Stockholders are advised to read, when available, Capitol’s preliminary proxy statement and definitive proxy statement in connection with the solicitation of proxies for the special meeting because these statements will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Capitol Acquisition Corp. II, 509 7th Street, N.W., Washington, D.C. 20004. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

Conference Call Scheduled

Capitol will host a conference call to discuss the proposed business combination with the investment community on Tuesday, March 10, at 4:30 p.m. EDT. Investors may listen to the conference call by dialing (855) 783-2598 toll free in the U.S. or (631) 485-4876 internationally and entering conference number 4568009. The presentation slides and a replay of the call will be available at the following web address beginning March 10 at 4:30 p.m. EDT until 9:00 a.m. on March 17, 2015: http://edge.media-server.com/m/p/jkm2x952

About Lindblad Expeditions

Lindblad Expeditions is an expedition travel company that works in partnership with National Geographic to inspire people to explore and care about the planet. The organizations work in tandem to produce innovative marine expedition programs and to promote conservation and sustainable tourism around the world. The partnership’s educationally oriented voyages allow guests to interact with and learn from leading scientists, naturalists and researchers while discovering stunning natural environments, above and below the sea, through state-of-the-art exploration tools.

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About Capitol Acquisition Corp. II

Capitol Acquisition Corp. II is a public investment vehicle formed for the purpose of effecting a merger, acquisition or similar business combination. Capitol is led by Chairman and Chief Executive Officer Mark D. Ein, and Director and Chief Financial Officer L. Dyson Dryden. Capitol’s securities are quoted on the NASDAQ stock exchange under the ticker symbols CLAC, CLACW and CLACU. The company, which raised $200 million of cash proceeds in an initial public offering in May 2013, is Mark Ein's second publicly traded acquisition vehicle. The first, Capitol Acquisition Corp., created Two Harbors Investment Corp. (NYSE: “TWO”), a leading mortgage real estate investment trust (REIT) with a current market capitalization of more than $3.8 billion.

Safe Harbor Language

This press release includes certain forward-looking statements, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Capitol’s and Lindblad’s managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Lindblad’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Lindblad is engaged; fluctuations in customer demand; management of growth; intensity of competition from other providers of travel services; general economic conditions; geopolitical events and regulatory changes; the possibility that the transaction does not close, including due to the failure to receive required security holder approvals or the failure of other closing conditions; and other factors set forth in Capitol’s filings with the SEC. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Lindblad’s financial results are unaudited and do not conform to SEC Regulation S-X. Additionally, it contains a non-GAAP financial measure (EBITDA) and as a result such information will be presented differently in Capitol’s proxy statement relating to the proposed transaction and may fluctuate materially depending on many factors. Accordingly, Lindblad’s financial results in any particular period may not be indicative of future results. Neither Capitol nor Lindblad is under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by law.

Contacts:

Justin Dini / Alex Yankus

Brunswick Group

212-333-3810

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